UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF EARLIEST EVENT REPORTED: AUGUST 23, 2000

                      LAS VEGAS ENTERTAINMENT NETWORK, INC
        (EXACT NAME OF SMALL BUSINESS ISSUER AS SPECIFIED IN ITS CHARTER)

                DELAWARE                                   94-3125854
     (STATE OR OTHER JURISDICTION                       (I.R.S. EMPLOYER
      INCORPORATION OR ORGANIZATION)                    IDENTIFICATION NO.)

1801  CENTURY  PARK  EAST,  LOS  ANGELES,  CALIFORNIA          90067
    (ADDRESS  OF  PRINCIPAL  EXECUTIVE  OFFICES)            (ZIP  CODE)

                                 (310) 551-0011
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM  5.  OTHER  EVENTS.


The Company has been notified by their auditors that because they have been called as a witness to testify before the U. S Securities and Exchange
Commission and have question as to whether they can continue to remain independent. As a result they have determined not to undertake further audit work for LVEN at this time. Until this matter is brought to conclusion the Company will not be current in reporting and filing of its financial statements information with the U. S. Securities and Exchange Commission.


Exhibit  Attached


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                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.


                                          LAS  VEGAS  ENTERTAINMENT NETWORK, INC


DATE:  AUGUST 23, 2000                             BY:  /S/  CARL  SAMBUS
                                                      ------------------------
                                                           CARL  SAMBUS


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